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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 28, 2000


                                   BELO CORP.
             (Exact name of registrant as specified in its charter)


     DELAWARE                         1-8598                  75-0135890
 (State or other                   (Commission             (I.R.S. Employer
   jurisdiction                    File Number)          Identification Number)
of incorporation)

                    P.O. Box 655237, Dallas, Texas 75265-5237
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606


                             A. H. BELO CORPORATION
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On December 28, 2000, the Registrant announced the change of its corporate name from A. H. Belo Corporation to Belo Corp. A copy of the press release announcing the name change is filed as Exhibit 99.1 to this Form 8-K. A copy of the Certificate of Ownership and Merger pursuant to which the name change was effected under Delaware law is filed as Exhibit 99.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release issued by the Registrant on December 28, 2000.

         99.2 Certificate of Ownership and Merger merging Belo Corp. with and into A. H. Belo Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 28, 2000


                                          BELO CORP.
                                          (formerly A. H. Belo Corporation)


                                          By:   /s/ Guy Kerr
                                             ----------------------------------
                                              Guy Kerr
                                              Senior Vice President,
                                              General Counsel and Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  99.1         Press Release issued by the Registrant on December 28, 2000.

  99.2 Certificate of Ownership and Merger merging Belo Corp. with and into A. H. Belo Corporation.
